A Rapidly Growing E&P



March 2017

FOOTHILLS
EXPLORATION, INC.

OTCQB: FTXP

Disclaimer

THIS COMMUNICATION IS FOR YOUR GENERAL INFORMATION ONLY AND IS NOT AN OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITY. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT ARE "FORWARD-LOOKING STATEMENTS" FOR PURPOSES OF FEDERAL AND STATE SECURITIES LAWS, INCLUDING, BUT NOT LIMITED TO, ANY PROJECTIONS OF EARNINGS, REVENUE OR OTHER FINANCIAL ITEMS; ANY STATEMENTS OF THE PLANS, STRATEGIES AND OBJECTIONS OF MANAGEMENT FOR FUTURE OPERATIONS; ANY STATEMENTS CONCERNING PROPOSED NEW SERVICES OR DEVELOPMENTS; ANY STATEMENTS REGARDING FUTURE ECONOMIC CONDITIONS OR PERFORMANCE; ANY STATEMENTS OR BELIEF; AND ANY STATEMENTS OF ASSUMPTIONS UNDERLYING ANY OF THE FOREGOING.

FORWARD-LOOKING STATEMENTS MAY INCLUDE THE WORDS "MAY," "COULD," "ESTIMATE," "INTEND," "CONTINUE," "BELIEVE," "EXPECT" OR "ANTICIPATE" OR OTHER SIMILAR WORDS. THESE FORWARD-LOOKING STATEMENTS PRESENT OUR ESTIMATES AND ASSUMPTIONS ONLY AS OF THE DATE OF THIS REPORT. EXCEPT FOR OUR ONGOING SECURITIES LAWS, WE DO NOT INTEND, AND UNDERTAKE NO OBLIGATION, TO UPDATE ANY FORWARD-LOOKING STATEMENT.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS REFLECTED IN ANY OF OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED OR ASSUMED IN ANY OR OUR FORWARD-LOOKING STATEMENTS. OUR FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AS WELL AS ANY FORWARD-LOOKING STATEMENTS, ARE SUBJECT TO CHANGE AND INHERENT RISKS AND UNCERTAINTIES. THE FACTORS IMPACTING THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (A) POTENTIAL DEFAULT UNDER OUR SECURED OBLIGATIONS; (B) A DEFAULT UNDER ANY MATERIAL DEBT AGREEMENTS; (C) INCREASES IN INTEREST RATES OR OUR COST OF BORROWING; (D) DETERIORATION IN GENERAL OR REGIONAL ECONOMIC CONDITIONS; (E) ADVERSE STATE OR FEDERAL LEGISLATION OR REGULATION THAT INCREASES THE COSTS OF COMPLIANCE, OR ADVERSE FINDINGS BY A REGULATOR WITH RESPECT TO EXISTING OPERATIONS; (F) INABILITY TO ACHIEVE FUTURE SALES LEVELS OR OTHER OPERATING RESULTS; (G) FLUCTUATIONS IN THE PRICE OF OIL AND GAS; (H) THE UNAVAILABILITY OF FUNDS FOR CAPITAL EXPENDITURES; AND (I) OPERATIONAL INEFFICIENCIES IN OUR OPERATIONS.

Corporate Snapshot

Foothills Exploration, Inc. (OTCQB: FTXP) is a growth stage oil and gas company with focus and expertise in acquisition and development of on and offshore oil and gas properties.

- Currently acquiring and developing undervalued & underdeveloped oil and gas assets at attractive valuations
- Exploiting opportunities to execute on an oil and gas roll-up strategy while in a lower commodity price environment
- Building a portfolio of producing wells that have low operating costs, long life reserves and significant upside potential through improved price environments and development runway

OTCQB:	FTXP
Share Price (3/20/17)	$1.45
Market Cap (3/20/17)	$20 M
Common Shares Outstanding	13.8 M
Float	2.3 M
Insider Ownership	2.9 M
Warrants	1.1 M
Debt	--
Cash	$1.6 M

Commodity Price Creates Opportunity

- **The oil price collapse between 2014 and 2016 created generational oil asset buying opportunities.**
- **Overleveraged and undercapitalized companies are divesting**
  - Facing borrowing base redeterminations with expiring hedges and reduced cash flows
  - Forced sale of non-core assets to meet restrictive bank covenants and survive down cycle
- **Dislocated Asset Opportunities Identified**
  - Bankruptcies, bank redeterminations and foreclosures produce opportunities at discounted prices
  - Leases requiring development or rental payments are forcing joint venture or divestiture
  - Non-core assets owned by large E&Ps are being deprioritized or shut-in
- **Foothill's Competitive Advantages (less competition = better pricing)**
  - Focused on <$25MM size in a tightly defined geographical area and leveraging relationship to evaluate assets prior to their fully-marketed sale process

Exodus to the Shales



Williston
Big Horn
Uinta-Piceance
Denver-Julesburg
Marcellus/Utica
Anadarko
SCOOP/STACK
San Joaquin/LA
Permian
Eagle Ford
Gulf Coast

Our opportunity is in the country's conventional formations, as the industry migrates to the "hot" shale plays.

Rigs Don't Lie – Our Opportunity

FOOTHILLS EXPLORATION, INC.

2011 - 2017

WTI at $100 / barrel - WTI down to $40-50 / barrel

National rig count in Permian vs. Conventional Formation / Basins



Green River
28
8
-71%
San Juan
8
1
-88%
California
50
6
-88%
Uinta
25
7
-72%
Piceance
28
5
-82%
Powder River
21
8
-62%
Permian
460
308
-33%
2011
2017

Source: Baker Hughes; Natural Gas Intelligence (NGI)

Regional Focus and Expertise

FOOTHILLS
EXPLORATION, INC.

- **Well defined geographic focus** – Rockies and Gulf Coast
- **Strong management and technical team** with a proven track record and deep operational knowledge of the area
- Applying *new technology to* **define and optimize untapped potential**



DUCHESNE
UINTAH
UT
CO
Altamont
Red Wash
Monument Butte
Natural Buttes
Uinta Basin
Peters Point
CARBON
EMORY
GRAND
Oil
Natural Gas



Wind River uplift
Greater Green River Basin
Great Divide Basin
Washakie Basin
Sierra Madre
Rawlins uplift
Uinta uplift
Wyoming thrust belt



Rocky Mountains

- Uinta Basin – Utah
- Greater Green River & Big Horn Basins – Wyoming

Gulf Coast

- SE Louisiana
- Texas Gulf coast

Technical & Economic Drivers

Foothill's Objective is to substantially expand oil and gas reserves through these core principles:

- **Technically savvy management team**
  - Employ the expertise and technology
  - Have engineering-driven project orientation
- **Returns (ROI and IRR)**
  - Follow stringent internal and overall returns criteria
  - Deploy where best geological risk/reward profile exists
  - Maintain a blend of new opportunities and existing assets
- **Well managed financial position**
  - Reinvest cash flow and utilize partner capital when possible
  - Use debt opportunistically while keeping ratios low



Acquisition Model

FOOTHILLS EXPLORATION, INC.

Geographical Focus

- Rockies
- Gulf Coast
- Expertise & Operating History in Focus Regions

Our Key Metrics

- $10-$13 Finding Costs
- Profitable Producing Assets at $30
- Long Life Reserve Assets
- De-risked Upside, Focus on PUDs

"Build strong cash flows...

...high return potential"

Targets

- Undervalued & Underdeveloped
- Multi-year Production & Reserve Growth
- Exploration Creates Entry Opportunities into Emerging Plays

Sourcing

- Non Core Assets Sales
- Good Assets w/ Distressed Operators
- Grass Roots & Boots on the Ground
- Relationships with Banks & Risk Management Institutions

Asset Overview

Uinta Basin

- Acquisition of Tiger Energy Partners International (TEPI) and Tiger Energy Operating (TEO) provide entry point and strong growth platform for growth in the Uinta Basin (i.e. distressed asset).
- Multi-stacked resource plays exist with numerous low-cost rework/development opportunities and upside potential from emerging horizontal development
- Long-life reserves – Uinta Basin wells have historically produced for as long as 30-40 years
- Proven producing field with 30 PUD Locations
  - Work over shut-in wells with behind pipe potential



Uinta Basin

- TEPI/TEO provide access to up to approximately 15,000 acres in the Uinta Basin with proven and probable reserves and existing infrastructure in place.

- Altamont – Bluebell Fields
  - To the north are areas of new development interest

- Duck Creek Area
  - Recent reworks have established production and additional targets are underway.
  - Producing from the Green River formation



DUCHESNE
Altamont, Bluebell, and Cedar Rim
Roosevelt
Vernal
Jensen
Ashley Valley
Red Wash, Wonsits Valley
Raven Ridge
Asphalt Ridge (outcrop)
Horseshoe Bend
Brennan Bottom
Fruitland
Duchesne
Provo
WASATCH
UTAH
Thistle
Tucker
Soldier Summit
Brundage Canyon
Greater Monument Butte*
Ouray
Natural Buttes
Coyote Basin
Bonanza
Antelope Creek
Sowers Canyon
Castlegate
Nine Mile Canyon
Uteland Butte
Love
Rock House
Oil Springs
Stone Cabin
Peters Point
Soldier Creek
Helper
Price
Wellington
Agency Draw
Sheep Ridge
Main Canyon
Reserve
Pine Springs
North Hill Creek
Flat Rock
Fence Canyon
UINTAH
CARBON
EMERY
Moon Ridge
Cedar Camp
Segundo Canyon
San Arroyo and Westwater
GRAND
COLORADO
To Green River
UINTA BASIN
Gas field
Oil field
* Greater Monument Butte consists of the Monument Butte, Castle Peak, Eight Mile Flat, Eight Mile Flat North, and Pariette Bench fields

Exploration Projects

Greater Green River / Big Horn Basins

FOOTHILLS EXPLORATION, INC.

WYOMING PROJECTS – BIG HORN & GREATER GREEN RIVER BASINS , WYOMING



MERIT
PAW PAW
BIG HORN BASIN
DEVON
ENDURO OPERATING
IRONWOOD
JOHNSON
MERIT
WASHAKIE
HOT SPRINGS
ENCANA
BURLINGTON RESOURCES
FREMONT
WIND RIVER BASIN
POWDER RIVER BASIN
WESCO
NATRONA
SUBLETTE
QEP
CITATION O&G
DEVON
DENBURY
HAPPY SPRINGS
LADYSMITH
RICHARDSON
ULTRA, ENCANA, DEVON
MEMORIAL PRODUCTION
GREATER GREEN RIVER BASIN

Ironwood (Rockies)

FOOTHILLS EXPLORATION, INC.

- In 4th Quarter 2016, Foothills entered into a farm-out agreement with Koch Exploration Company for the Ironwood and Paw Paw Prospects located in the Big Horn Basin of Wyoming
- Ironwood and Paw Paw Prospects cover ~10,583 acres, adding to the Company's existing developmental acreage inventory in Wyoming, bringing total to over 50,000 acres



Oil Stained Core

Ironwood Prospect

- The Ironwood Prospect is a 6,115 acre updip field extension play
- Adjacent Cotton Creek Field produced approximately 67 MMBO and 68 BCFG primarily from the Phosphoria formation
- Koch's evaluations and the Company's preliminary analyses both indicate a potential estimated ultimate recovery ("EUR") of 5MMBO
- Ironwood Prospect has both vertical and horizontal development opportunities, with a potential of 9 vertical wells using 80-acre spacing or 12 horizontal wells on 320-acre spacing
- The Company plans to drill its first Ironwood Prospect well in 2017

Paw Paw (Rockies)

Paw Paw Prospect



- Paw Paw prospect covers 4,467 acres and is a direct analog to the highly productive Enigma Field (EUR 3.788 MMBO, Tensleep Formation) located only two miles away
- Tensleep Formation has a history of prolific production and there are two nearby analogues
- Paw Paw prospect has a potential primary and secondary recovery of up to 2 million barrels of oil
- In December 2016, Foothills completed principal field operations for the Paw Paw Federal #1 test well reaching total depth of 4,500 feet and subsequently logging the well.
- The Company's technical team, consultants, and Koch are analyzing test well results and further interpreting 3-D seismic data to identify favorable potential future well locations.

Ladysmith Anticline (Rockies)

FOOTHILLS
EXPLORATION, INC.



- Foothills owns a 75% working interest in the Ladysmith Anticline prospect that is located in Fremont County, WY
- Total position is 3,068 acres and lies between the Great Divide/Greater Green River Basin and the Wind River Basin
- Primary target zones are the variable Phosphoria and Tensleep sandstone with secondary considerations in the Madison limestone and Flathead sandstone
- Foothills has a 3rd party 2-D seismic covering ~10.75 miles comprised of two seismic lines over the Chevron/Echo – Greater Green River Basin
- Third party engineering report has identified potential oil reserves for future intended exploitation (low cost, high risk – high impact)
- Based on data and technical reports, Foothill estimates the Ladysmith Anticline Project could yield as much as 1.2 million barrels of oil in estimated ultimate recovery (EUR) providing the company with significant production opportunities

Springs Prospect (Rockies)

- Area covering 38,000 contiguous acres – multiple objective oil resource play in the greater Green River Basin, Wyoming.



Happy Springs Unit Outline

- Unconventional target is a Niobrara and Mowry fractured shale resource play. Numerous oil and gas shows in the Niobrara and Mowry shales surround the prospect acreage.
- Conventional drilling targets in the Muddy and Tensleep identified and mapped throughout the prospect area.
- Company plans to acquire 3-D Seismic and complete its geologic assessment in early 2017.

Building Shareholder Value

FOOTHILLS EXPLORATION, INC.

1) Formation of new Exploration Division; Appoints Ritchie Lanclos as Executive VP of Exploration and Eleazar Ovalle as EVP of Geology & Geophysical - Aug 18, 2016
2) Formal launch of Exploration Division - Oct 5, 2016
3) Farm out agreement with Koch Exploration Company - Nov 10, 2016
4) Reached total depth of 4,500 feet at the Paw Paw Federal # 1 test well - Dec 13, 2016
5) Participation agreement With Magna Operating, LLC - Dec 15, 2016
6) Acquisition of Uinta Basin Properties with proved and proved undeveloped reserves - Jan 5, 2017
7) Retains MZ Group as Investor Relations Advisor - Jan 26, 2017
8) Commences drilling of Labokay Well - Jan 30, 2017
9) Announces two wells in Duck Creek project brought into production – Feb 21, 2017
10) Appoints Christopher Jarvis as EVP of Finance and Kevin Sylla as CEO, Foothills Petroleum – Mar 6, 2017



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Management Team

FOOTHILLS EXPLORATION, INC.

B.P. Allaire, MBA *CEO, Director*	Christopher Jarvis, MBA, CFA, CMT *EVP Finance, Director*	Eleazar Ovalle *EVP Geological & Geophysical*
• Seasoned business operator with over 24+ years experience in numerous disciplines across various industries, with last 7 years in oil & gas industry • Former Managing Partner of Versailles Capital Partners, a multi-discipline strategic advisory and business development firm based in Los Angeles • Experience leading a rollup and integration of 4 acquired targets into a vertically-integrated entity • MBA in General Management from Harvard Business School • Summa cum laude graduate of Johnson & Wales University • B.S. Management, A.S. Finance & Investments / A.S. Advertising & PR	• 20+ years of capital markets and investments experience covering equity, commodity and fixed-income markets • Engineered and executed energy risk management hedges for large multi-national companies • Ranked #1 by Bloomberg's BARR analyst ranking system as a publishing analyst in 2005 • Routinely appears on CNBC, Fox Business News and Reuters. • Contributor to major print media outlets including Reuters, Bloomberg, and the Wall Street Journal as an oil and gas analyst • MBA from University of Connecticut, with concentration in Finance • B.A. in Arts History from University of Massachusetts	• 35+ yrs experience in seismic interpretation, prospect generation, field development, basin analysis, reservoir evaluation, simulation, geomodeling and regional mapping in both shallow and deepwater Gulf of Mexico • 19 Individual/Team major discoveries • Past employers include Apache Corp., ENI Petroleum, Maxus Energy, Houston Energy, Cimarex Energy, & Petrobras America • BA in Geology

Management Team

FOOTHILLS EXPLORATION, INC.

Ritchie Lanclos *EVP Exploration*	Kevin Sylla *FPI CEO & Director*	Alex Hemb *Director, Petroleum Engineer*
• 25+ years experience in reservoir management, project economic modeling, proved reserves assessment, probabilistic resource determinations, exploration risk analysis, field analogy distributions, and appraisal of deepwater commercial discoveries • Past employers include Noble Energy, Nexen Production Co, Cimarex Energy, Dominion E&P, Texaco E&P, Petrobras America, Conoco Inc. • BS & MS in Petroleum Engineering	• 10 years of oil & gas industry experience with extensive knowledge in business development, mergers and acquisitions, and management of oil and gas field operations • Served as Managing Director of Tiger Energy Operating and Tiger Energy Partners International • Participated extensively in the financing, acquisition and development of hundreds of domestic oil and gas wells • Petroleum Land Management from TCU and Energy & Finance Management Certification from University of Denver	• 25+ years' experience as Petroleum Engineer, both onshore and offshore with broad domestic and international work experience • Engineered & developed technology for separating oil and water and commercialized this into a successful company providing oil/water separation services to oil & gas industry • B.S. M.Sc. Petroleum Engineering from Montana Tech with numerous certifications from various oil and gas technical schools


ACQUISITION • DEVELOPMENT • PRODUCTION GROWTH

FOOTHILLS
EXPLORATION, INC.

Company Contact
B.P. Allaire
CEO, Director
(310) 806-1370
bpallaire@foothillspetro.com

633 17th Street
Suite 1700-A
Denver, CO 80202
(7200 449-7478
www.foothillspetro.com

Investor Relations Contact
Derek Gradwell
MZ North America
(512) 270-6990
dgradwell@mzgroup.us